CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2023
CAPITAL MANAGEMENT
Schedule of capital structure

	2022		2023
	Amount	Portion	Amount	Portion
Short-term debts	8,191	4.26%	9,650	4.74%
Long-term debts	54,662	28.46%	58,351	28.66%
Total debts	62,853	32.72%	68,001	33.40%
Equity attributable to owners of the parent company	129,224	67.28%	135,576	66.60%
Total	192,077	100%	203,577	100%

Schedule of debt-to-equity ratio

	2022	2023
Total interest-bearing debts	62,853	68,001
Less: cash and cash equivalents	(31,947)	(29,007)
Net debts	30,906	38,994
Total equity attributable to owners of the parent company	129,224	135,576
Net debt-to-equity ratio	23.92%	28.76%